FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE OF FINANCIAL INSTRUMENTS
24	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts of the Group’s financial assets and liabilities, such as cash, bank deposits, long-term bank time deposits, accounts and other receivables, amounts due from/to related parties and accounts and other payables, approximate their fair values because of the nature or the short maturity of these instruments. The fair value of cost method equity investments and equity method investment cannot be reasonably estimated without incurring excessive cost. However in the opinion of management, the estimated fair values of these investments are not significantly different from their current carrying values.